iBET Sports Betting & Gaming ETF
Schedule of Investments
January 31, 2023 (Unaudited)
Shares	Security Description		Value
	COMMON STOCKS - 99.6%
	Applications Software - 0.3%
994	Bragg Gaming Group, Inc. (a)		$3,628
	Casino Hotels - 39.0% (b)
672	Boyd Gaming Corporation		41,872
2,492	Century Casinos, Inc. (a)		21,979
2,828	Full House Resorts, Inc. (a)		24,943
3,000	Galaxy Entertainment Group, Ltd.		20,813
1,470	Las Vegas Sands Corporation (a)		86,730
5,754	Melco Resorts & Entertainment, Ltd. -ADR (a)		78,600
22,400	MGM China Holdings, Ltd. (a)		28,224
1,476	MGM Resorts International		61,121
11,200	Sands China, Ltd. (a)		41,851
56,000	SJM Holdings, Ltd. (a)		31,638
28,000	Wynn Macau, Ltd. (a)		31,924
770	Wynn Resorts, Ltd. (a)		79,803
			549,498
	Casino Services - 8.1%
1,022	Caesars Entertainment, Inc. (a)		53,205
938	Light & Wonder, Inc. (a)		61,205
			114,410
	Computer Software - 3.1%
6,244	Playtech plc (a)		43,493
	E-Commerce/Products - 1.2%
6,404	Gaming Innovation Group, Inc. (a)		16,351
	Entertainment Software - 2.0%
1,890	Better Collective AS (a)		28,266
	Gambling (Non-Hotel) - 21.4%
4,242	Betsson AB		35,120
564	Evolution AB		63,111
612	Flutter Entertainment plc (a)		94,690
42,000	Genting Singapore, Ltd.		31,649
1,036	International Game Technology plc		27,402
1,092	Red Rock Resorts, Inc. - Class A		49,151
			301,123
	Internet Gambling - 8.8%
4,578	DraftKings, Inc. - Class A (a)		68,624
2,968	Entain plc		54,466
95	NeoGames SA - SDR (a)(c)(d)		1,226
			124,316
	Lottery Services - 4.3%
700	La Francaise des Jeux SAEM		29,869
2,058	OPAP SA		30,831
			60,700
	Racetracks - 8.4%
224	Churchill Downs, Inc.		55,574
1,778	Penn Entertainment, Inc. (a)		63,030
			118,604
	Real Estate - Diversified - 3.0%
1,232	VICI Properties, Inc.		42,111
	TOTAL COMMON STOCKS (Cost $1,241,490)		1,402,500

	WARRANTS - 0.0% (e)
340	PointsBet Holdings, Ltd., Expiration: 07/08/2024, Exercise Price: AUD $10.00 (a)(c)(d)		0
	TOTAL WARRANTS (Cost $0)		0

	SHORT-TERM INVESTMENTS - 2.8%
19,780	First American Government Obligations Fund - Class X, 4.14% (f)		19,780
19,779	First American Treasury Obligations Fund - Class X, 4.24% (f)		19,779
	TOTAL SHORT-TERM INVESTMENTS (Cost $39,559)		39,559
	TOTAL INVESTMENTS (Cost $1,281,049) - 102.4%		1,442,059
	Liabilities in Excess of Other Assets - (2.4)%		(33,672)
	NET ASSETS - 100.0%		$1,408,387

	Percentages are stated as a percent of net assets.
	ADR	American Depositary Receipt.
	SDR	Swedish Depositary Receipt.
	(a)	Non-income producing security.
	(b)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
	(c)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities is $1,226, which represents 0.10% of net assets.
	(d)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
	(e)	Represents less than 0.05% of net assets.
	(f)	Rate shown is the annualized seven-day yield as of January 31,2023.

Summary of Fair Value Disclosure at January 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2023:

Assets^		Level 1		Level 2		Level 3		Total
Common Stocks		$1,401,274		$-		$1,226		$1,402,500
Warrants		-		-		0		0
Short-Term Investments		39,559		-		-		39,559
Total Investments in Securities		$1,440,833		$-		$1,226		$1,442,059
^See Schedule of Investments for breakout of investments by industry sub-group classifications

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
	Balance as of 10/31/2022	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 1/31/2023
Common Stocks	$1,457	$-	$(231)	$-	$-	$-	$-	$1,226
Warrants	$435	$-	$(435)	$-	$-	$-	$-	$0

The following is a summary of quantitative information about Level 3 Fair Value Measurements:
	Fair Value as of 1/31/2023	Valuation Techniques	Unobservable Input	Impact to valuation from an increase to input*
Common Stocks	$1,226	Market comparable companies	Discount for lack of marketability	Decrease
*NeoGames SA - SDR has been valued between SEK $116.42 and SEK $188.91 per share throughout the period.
Warrants	$0		Discount for lack of marketability	Decrease
* PointsBet Holdings, Ltd. Warrants have been valued between AUD $0.00 and AUD $2.00 per share throughout the period.

For the period ended January 31, 2023, the Fund did not recognize any transfers to or from Level 3.